Interest and Other Income (Tables)	12 Months Ended
Dec. 31, 2018
Text Block1 [Abstract]
Summary of Interest and Other Income

	$ million
	2018	2017	2016
Interest income	772	677	451
Dividend income (from investments in equity securities)	104	375	264
Net gains on sale and revaluation of non-current assets and businesses	3,265	1,640	2,141
Net foreign exchange (losses)/gains on financing activities	(174)	(453)	343
Other	104	227	(302)
Total	4,071	2,466	2,897